NATIONWIDE VARIABLE INSURANCE TRUST
NVIT CardinalSM Managed Growth Fund
NVIT CardinalSM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund

Supplement dated November 7, 2013
to the Prospectus dated May 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	The information under the sections “Portfolio Managers,” within the headings “Portfolio Management” on pages 5, 9, 13 and 17 of the Prospectus, is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Thomas R. Hickey, Jr.	Head of Asset Strategies, NFA	Since 2013
Volatility Overlay
Zlatko Martinic	Director, BlackRock	Since 2013
Laura Peres	Director, BlackRock	Since 2013

2.	The information under the section “Portfolio Management,” within the subheading “BlackRock” on page 28 of the Prospectus, is deleted and replaced with the following:

Zlatko Martinic and Laura Peres are responsible for the day-to-day management of each Fund’s Volatility Overlay.

Mr. Martinic, CFA, Director, is a senior transition manager for BlackRock’s Transition Management team. Mr. Martinic’s service with the firm dates back to 1997, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, Mr. Martinic was a senior transition manager. Previously, at BGI, he held positions in both operations and portfolio management. Prior to joining BGI, Mr. Martinic held positions at both ING Barings Securities Switzerland and UBS in Switzerland. Mr. Martinic graduated from the Business and Commerce School in Baden, Switzerland.

Ms. Peres, CFA, Director, is a transition manager in BlackRock's Transition Management team.  Ms. Peres is responsible for managing a team of transition managers who work with clients on portfolio transitions across all asset classes. Ms. Peres' service with the firm dates back to 2005, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, Ms. Peres was a transition manager and fixed income trader for the transition services group. Prior to joining BGI, Ms. Peres was a director and primary market trader on the ABS syndicate desk at Banc One Capital Markets (now JP Morgan). Before that Ms. Peres was a vice president and portfolio manager/trader at Zurich Scudder Investments (now Deutsche Asset Management).  Ms. Peres began her career at Bear Stearns (now JP Morgan) in the public finance/investment banking division.  Ms. Peres earned a Bachelor’s degree in journalism from Northwestern University and an MBA degree from the University of Chicago.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE